UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):     August 18, 2003
                                                      ---------------

                                OBAN MINING, INC.
                                -----------------
             (Exact name of registrant as specified in its charter)


               Nevada                   000-32089            88-0474903
    ------------------------------    ---------------    ---------------------
          (State or other              (Commission          (IRS Employer
    jurisdiction of incorporation)     File Number)       Identification No.)



          155-11960 Hammersmith Way, Richmond, British Columbia V7A 5C9
    ------------------------------------------------------------------------
              (Address of principal executive offices and zip code)

                                  604-275-8994
                        -------------------------------
              (Registrant's telephone number, including area code)

                                      n/a
                                      ---
          (Former name or former address, if changed since last report)

ITEM  5.  OTHER  EVENTS

GENERAL

The Company's Board of Directors has approved an increase in the Company's authorized shares of common stock and a corresponding increase in the number of issued and outstanding shares of common stock on the basis of three (3) shares of new stock for every one (1) share of old stock held (3 for 1 forward split).

ITEM  9.  REGULATION  FD  DISCLOSURE

New  Release  attached  as  Exhibit  99.1


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               Oban Mining Inc.
                                       -----------------------------------------
                                                   (Registrant)

                                        /s/ Richard Achron
Dated: August 18, 2003                 -----------------------------------------
                                       Richard Achron, President and Director